UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 13, 2007

                                 ITT Corporation
             (Exact name of registrant as specified in its charter)



             Indiana                1-5672                 13-5158950
         (State or other          (Commission           (I.R.S. Employer
           jurisdiction          File Number)            Identification No.)
        of incorporation)

                 4 West Red Oak Lane
                White Plains, New York             10604
                (Address of principal            (Zip Code)
                  executive offices)


       Registrant's telephone number, including area code: (914) 641-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                Not Applicable
        (Former name or former address, if changed since last report)

Item 7.01   Regulation FD Disclosure

The following information is furnished pursuant to Item 7.01 Regulation FD Disclosure. This information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. On November 13, 2007 ITT Corporation issued a press release reaffirming its 2007 earnings forecast and providing its 2008 financial outlook, in connection with its 2007 Investor Day event. Investor Day can be monitored live via web cast at the following address on the Company's Web site: www.itt.com/ir. Information contained on our website is not intended to be incorporated by reference and is intended only for informational purposes. Our website address is included in this 8-K as an inactive textual reference only. The press release is attached and incorporated by reference herein as Exhibit 99.1.


Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

99.1   Press release dated November 13, 2007

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ITT CORPORATION
                                         By:   /s/ Kathleen S. Stolar
                                         ---------------------------------------
                                               Kathleen S. Stolar

                                         Its:  Vice President, Secretary and
                                               Associate General Counsel


Date: November 13, 2007